________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             Reported): June 1, 1998

                      MERRILL LYNCH MORTGAGE INVESTORS,INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      333-7569                  13-5674085
----------------------------         --------------          -------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

        250 Vesey Street
World Financial Center, North Tower
       New York, New York                                       10281
-----------------------------------                         -------------
     (Address of Principal                                    (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (212) 449-1000
                                                   ----- --------

________________________________________________________________________________

Item 5.  Other Events.
----     ------------

Filing of Derived Materials.*
---------------------------

     In connection with the offering of the Mortgage Loan Asset Backed Certificates, Series 1998-FF1 (the "Certificates") Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 311 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1              Derived Materials





_______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Merrill Lynch Mortgage Investors, Inc., relating to its Mortgage Loan Asset Backed Certificates Series 1998-FF1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC

                                          By: /s/ Peter Cerwin
                                              ------------------------------
                                              Name:  Peter Cerwin
                                              Title: Vice President

Dated:  May 29, 1998



                                  Exhibit Index
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

99.1     Derived Materials (P)                                                5





                                                                    Exhibit 99.1

     In accordance with Rule 311 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.